                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 16, 2008


                               FIRST CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

         Indiana                      0-25023              35-2056949
         -------                      ---------            ----------
(State or other jurisdiction of      (Commission          (IRS Employer
         incorporation)              File Number)        Identification No.)

         220 Federal Drive N.W., Corydon, Indiana          47112
         ----------------------------------------          ------
         (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On January 16, 2008, First Capital, Inc., the holding company for First Harrison Bank, issued a press release announcing its annual meeting of stockholders will be held on May 14, 2008. The press release announcing the annual meeting is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

          (a)   Financial Statements of Businesses Acquired: Not applicable

          (b)   Pro Forma Financial Information:  Not applicable

          (c)   Shell Company Transactions:  Not applicable

          (d)   Exhibits

                Number            Description

                99.1              Press Release Dated January 16, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST CAPITAL, INC.


Dated:    January 16, 2008             By: /s/ William W. Harrod
                                           -------------------------------------
                                           William W. Harrod
                                           President and Chief Executive Officer